Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)Registration Statement (Form S-8 No. 333-243758) pertaining to the Novavax, Inc. stock incentive plan,
(2)Registration Statement (Form S-3 No. 333-237094) pertaining to Novavax, Inc. common stock, preferred stock, warrants and units,
(3)Registration Statement (Form S-3 No. 333-235761) pertaining to Novavax, Inc. common stock, preferred stock, warrants and units,
(4)Registration Statement (Form S-8 No. 333-233133) pertaining to the Novavax, Inc. stock incentive plan and 2013 employee stock purchase plan,
(5)Registration Statement (Form S-8 No. 333-226498) pertaining to the Novavax, Inc. stock incentive plan and 2013 employee stock purchase plan,
(6)Registration Statement (Form S-8 No. 333-219829) pertaining to the Novavax, Inc. stock incentive plan,
(7)Registration Statement (Form S-8 No. 333-213069) pertaining to the Novavax, Inc. stock incentive plan and 2013 employee stock purchase plan,
(8)Registration Statement (Form S-8 No. 333-206354) pertaining to the Novavax, Inc. stock incentive plan,
(9)Registration Statement (Form S-8 No. 333-198121) pertaining to the Novavax, Inc. stock incentive plan,
(10)Registration Statement (Form S-8 No. 333-190600) pertaining to the Novavax, Inc. stock incentive plan,
(11)Registration Statement (Form S-8 No. 333-190599) pertaining to the Novavax, Inc. 2013 employee stock purchase plan,
(12)Registration Statement (Form S-8 No. 333-183113) pertaining to the Novavax, Inc. stock incentive plan,
(13)Registration Statement (Form S-8 No. 333-145298) pertaining to the Novavax, Inc. stock incentive plan,
(14)Registration Statement (Form S-8 No. 333-130990) pertaining to the Novavax, Inc. stock incentive plan,
(15)Registration Statement (Form S-8 No. 333-110401) pertaining to the Novavax, Inc. stock incentive plan,
(16)Registration Statement (Form S-8 No. 333-97931) pertaining to the Novavax, Inc. stock incentive plan,
(17)Registration Statement (Form S-8 No. 333-46000) pertaining to the Novavax, Inc. stock incentive plan,
(18)Registration Statement (Form S-8 No. 333-77611) pertaining to the Novavax, Inc. stock incentive plan,
(19)Registration Statement (Form S-8 No. 333-03384) pertaining to the Novavax, Inc. stock incentive plan,
(20)Registration Statement (Form S-8 No. 33-80279) pertaining to the Novavax, Inc. stock incentive plan, and
(21)Registration Statement (Form S-8 No. 33-80277) pertaining to the Novavax, Inc. stock incentive plan

Exhibit 23.1

of our reports dated March 1, 2021, with respect to the consolidated financial statements of Novavax, Inc., and the effectiveness of internal control over financial reporting of Novavax, Inc., included in this Annual Report (Form 10-K) of Novavax, Inc. for the year ended December 31, 2020.

/s/ Ernst & Young LLP

Tysons, Virginia
March 1, 2021